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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 2, 1998
                                                           ------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                 34-1730488
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(State or other                   (Commission              (IRS Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)



                      One Geon Center, Avon Lake, Ohio           44012
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                   (Address of principal executive offices)    (Zip Code)


           Registrant's telephone number, including area code   440-930-1001
                                                               --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company and Orica Limited (formerly ICI Australia Limited)
announced that they have approved the sale of their entire interests in the joint venture company, Australian Vinyls Corporation Limited (Australian Vinyls), by way of a public flotation on the Australian Stock Exchange. The sale is subject to the completion of satisfactory underwriting arrangements, price and market conditions.


Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1: Press Release of June 2, 1998 announcing approval by The Geon
Company and Orica Limited (formerly ICI Australia Limited) of the sale of their interests in the joint venture company Australian Vinyls Corporation Limited.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GEON COMPANY




                                              By   \s\ Gregory L. Rutman
                                                   -------------------------
                                                   Secretary



Dated  June 4, 1998